UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 21, 2017

Easterly Government Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 L Street NW, Suite 650, Washington, D.C.	20037
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 595-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 21, 2017, Easterly Government Properties, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Easterly Government Properties LP (the “Operating Partnership”), Jefferies LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), Jefferies LLC and Citigroup Global Markets Inc., as agent for one of its affiliates (in such capacity, collectively, the “Forward Sellers”), and Jefferies LLC and Citibank N.A. (in such capacity, collectively, the “Forward Purchasers”), relating to the offer and sale from the Forward Sellers to the Underwriters of an aggregate of 4,300,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at a public offering price per share of $19.00 (the “Offering”). In addition, the Forward Sellers have granted to the Underwriters the option to purchase from the Forward Sellers up to an additional 645,000 shares of Common Stock for a period of 30 days from the date of the prospectus supplement relating to the Offering, which option was exercised in full by the Underwriters on March 22, 2017.

The Company will not initially receive any proceeds from the sale of shares of Common Stock by the Forward Sellers. To the extent the Company receives net proceeds upon physical settlement of the forward sales agreements, the Company intends to use a portion of such net proceeds to fund, in part, the previously announced pending acquisition of a 327,614 rentable square foot U.S. Department of Veterans Affairs Ambulatory Care Center in Loma Linda, California, and the previously announced pending acquisition and completion of an 86,363 rentable square foot U.S. Department of Veterans Affairs Outpatient Clinic in Mishawaka, Indiana. The balance of the net proceeds, if any, may be used to repay outstanding borrowings under the Company’s senior unsecured revolving credit facility, to fund other potential acquisition opportunities, for general corporate purposes, or a combination of the foregoing.

The closing of the Offering, which is subject to customary closing conditions, is expected to occur on March 27, 2017. The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Sales Agreements

In connection with the Offering, on March 21, 2017, the Company also entered into separate forward sales agreements (the “Initial Forward Sales Agreements”) with each of the Forward Purchasers. In connection with the execution of the Initial Forward Sales Agreements and at the Company’s request, the Forward Sellers are borrowing from third parties and selling to the Underwriters 4,300,000 shares of Common Stock. In connection with the exercise in full of the Underwriters’ option to purchase an additional 645,000 shares of Common Stock, the Company entered into separate additional forward sales agreements on March 23, 2017 relating to the exercise of the option (the “Option Forward Sales Agreements”, and together with the Initial Forward Sales Agreements, the “Forward Sales Agreements”). The Company expects to physically settle the Forward Sales Agreements and receive proceeds, subject to certain adjustments, from the sale of those shares of Common Stock upon one or more such physical settlements within approximately six months from the closing of the Offering. Although the Company expects to settle the Forward Sales Agreements entirely by the physical delivery of shares of Common Stock for cash proceeds, the Company may also elect to cash or net-share settle all or a portion of its obligations under the Forward Sales Agreements, in which case, the Company may receive, or may owe, cash or shares of Common Stock from or to the Forward Purchasers. The Forward Sales Agreements provide for an initial forward price of $18.24 per share, subject to certain adjustments pursuant to the terms of each of the Forward Sales Agreements. The Forward Sales Agreements are subject to early termination or settlement under certain circumstances.

The foregoing is a summary description of certain terms of the Forward Sales Agreements and is qualified in its entirety by the text of the Initial Forward Sales Agreements and the Option Forward Sales Agreements, attached as Exhibits 1.2, 1.3, 1.4 and 1.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 21, 2017, by and among Easterly Government Properties, Inc., Easterly Government Properties L.P., Jefferies LLC and Citigroup Global Markets Inc. (as agent for Citibank, N.A.), as representatives of the several underwriters named therein, and Jefferies LLC and Citigroup Global Markets Inc. (as agent for Citibank, N.A.), each in its capacity as a forward seller, and Citibank, N.A. and Jefferies LLC, each in its capacity as a forward counterparty

1.2	Confirmation of Issuer Share Forward Sale Transaction, dated March 21, 2017, by and between Easterly Government Properties, Inc. and Jefferies LLC

1.3	Confirmation of Issuer Share Forward Sale Transaction, dated March 21, 2017, by and between Easterly Government Properties, Inc. and Citibank, N.A.

1.4	Confirmation of Issuer Share Forward Sale Transaction, dated March 23, 2017, by and between Easterly Government Properties, Inc. and Jefferies LLC

1.5	Confirmation of Issuer Share Forward Sale Transaction, dated March 23, 2017, by and between Easterly Government Properties, Inc. and Citibank, N.A.

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: March 24, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 21, 2017, by and among Easterly Government Properties, Inc., Easterly Government Properties L.P., Jefferies LLC and Citigroup Global Markets Inc. (as agent for Citibank, N.A.), as representatives of the several underwriters named therein, and Jefferies LLC and Citigroup Global Markets Inc. (as agent for Citibank, N.A.), each in its capacity as a forward seller, and Citibank, N.A. and Jefferies LLC, each in its capacity as a forward counterparty

1.2	Confirmation of Issuer Share Forward Sale Transaction, dated March 21, 2017, by and between Easterly Government Properties, Inc. and Jefferies LLC

1.3	Confirmation of Issuer Share Forward Sale Transaction, dated March 21, 2017, by and between Easterly Government Properties, Inc. and Citibank, N.A.

1.4	Confirmation of Issuer Share Forward Sale Transaction, dated March 23, 2017, by and between Easterly Government Properties, Inc. and Jefferies LLC

1.5	Confirmation of Issuer Share Forward Sale Transaction, dated March 23, 2017, by and between Easterly Government Properties, Inc. and Citibank, N.A.

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)